Exhibit 99.1

 Investor PresentationGSE Systems, Inc. (“GSE Solutions”)NASDAQ: GVPMay 19, 2021

 Forward Looking Statements and Non-GAAP Financial Measures  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as "expect," "intend," "believe," "may," "will," "should," "could," "anticipate," and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to Adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”). “Adjusted EBITDA” excludes from EBITDA certain non-recurring gains and expense including non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, and acquisition-related expense. References to “Adjusted net income” excludes from net income non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, acquisition-related expense, and amortization of intangible assets related to acquisitions. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, Adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

   GSE: Future of Power Operations  Our mission is to deliver advanced engineering and flexible workforce solutions that support clean energy production and the decarbonization of the power industry.

 Corporate Overview

 GSE Solutions At A Glance  More than four decades of proven industry experience, more than 1,100 installations, and hundreds of customers in over 50 countries spanning the globeDelivers unique and essential engineering and workforce solutions, services and products Solutions include performance optimization, regulatory compliance, simulation, training, and staffing One of the few publicly held independent companies serving the clean energy sector of nuclear power and adjacent industriesGSE supports the future of clean energy production and the decarbonization of the power industry  Ticker | Exchange  GVP | Nasdaq  Headquarters  Maryland  Number of Employees  ~340  Recent price (5/18/21)   $1.31  Shares outstanding  ~20.6M  Market cap (5/18/21)  ~$27M  Total cash (3/31/21)  ~$3.7M  Total debt1 (3/31/21)  ~$12.6M  Enterprise value2  ~$35.9M  Revenue (2020)  ~$57.6M  EV / Revenue2  ~0.7x  Insider ownership3  ~1.56M shares  1 Total debt includes a Paycheck Protection Program loan of approximately $10M received under the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). 2 Enterprise Value and EV/Revenue are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation. 3Per proxy dated 4/30/2021.

 GSE Senior Leadership   Kyle Loudermilk President and Chief Executive Officer20+ years of executive experience at publicly-listed MicroStrategy. AspenTech, and PE-backed Datatel/Ellucian Strong track record revitalizing technology companiesBS, MS, Chemical Engineering – Columbia University; Harvard University General Management Program  Emmett Pepe, CPA Chief Financial Officer30+ years of experience in finance management across a variety of business sectors Focus on the software and telecommunicationExecutive positions at MicroStrategy, BroadSoft, Software AG, and webMethodsBS, Accounting – Penn State University  Bahram Meyssami PhD Chief Technology Officer25+ years of experience in the software industryFormer positions at Aspen Technology, Datatel, University of MarylandBS, MS, PhD Chemical Engineering – University of Maryland  Don Horn President, Engineering Performance Group 25+ years in energy industry, focused on managerial and engineering responsibilitiesElectrical engineering experience with Foster Wheeler, Houston Lighting & Power, and FluorBS in Electrical Engineering – Colorado State University  Brian Greene Vice President, Workforce Solutions Group 15+ years of staffing industry experience More than a decade with System One, with a particular focus on staffing for the nuclear energy and engineering sectorsBA, English – University of West Georgia

   The GSE Workforce Solutions division makes sure the right people and skills are in place for customer operations to run smoothly. Our experts help identify solutions and talent to address workforce gaps.     How We Work  Engineering design and implementation services Simulators that enhance design and performanceOptimizing plant performance and engineering program applications  The GSE Engineering is a highly experienced team focused on creating innovative ways to meet our customers’ needs using a combination of our industry-leading services and products.  Flexible staffing services End-to-end workforce management programsSpecialized nuclear training programs

                     CONSULTING    SIMULATION  Virtual CommissioningAdvanced ModelingSystem DesignGeneric SimulationFull-Scope Custom SimulationOn-Demand PlatformEngineering Simulators    PLANT MODIFICATIONSMechanical, Electrical, I&CCivil/StructuralFire ProtectionDigital Upgrades      DECOMMISSION SERVICESAssessment/ ReadinessProcedures10 CFR 72 ComplianceLicense Termination  Staff AugmentationSchedule/Plan EstimatesProject ManagementProcedure Development      TRAINING  Turn-key ProgramsCustom Programs & DevelopmentOn-Demand TrainingAssessmentsCertified Instructors      ENGINEERING PROGRAMSASME OM CodeIn-Service Inspect/TestAppendix JBalance of PlantEngineering Programs SoftwareTraining Courses      THERMAL PERFORMANCEAssessment ModelingHeat Balance AnalysisMegawatt ImprovementOnline MonitoringTraining CoursesThermal Performance Software    ENGINEERINGSERVICESSystems UpgradesLife ExtensionLicense Renewal  Specialty Engineering EOCPRA Evaluations  End-to-End Solutions  STAFFING  Nuclear OperationsProgram CompliancePerformance Analysis Work ManagementCorrective ActionsLicense & RegulatoryDesign for Inspectability

 Representative Blue-Chip Customers1  1The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

 Business Model: How We Make Money  ~45%12-15%Technical / High-Value StaffingTime and material contractsAs service is performed billing occurs  ~5%80-90%SoftwareSale of perpetual license with recurring MX, or SaaS annual subscriptionLicense upon delivery, ratable recognition over life of MX agreement  Workforce Solutions   Software1  % of RevenueGross MarginPrimarily SellingBusiness ModelAccounting  1 Software is a component of GSE’s Engineering group  Engineering   ~55%30-40+%Engineering Modeling & Modification ServicesFixed price, and time and material contractsPercent complete, or as service is performed billing occurs

 Growing SaaS/Other Software MX Revenue Streams  EnVision On Demand SaaS simulation & tutorials Subscription-based softwareScalable platform“Anytime, anywhere” solutionRecurring and predictable revenue streamHigher market multipleOther License increasesSimulation upgradesNew software: Thermal System Monitoring (TSM)   +34%   Software Revenue (in $M)

         Announced two MSAs with a total value of $35M at US major utility  Risen to the COVID-19 Challenge  CHALLENGESClients reduced/postponed staff augmentation engagementsProject stoppage at client facilities due to onsite outbreakDelay in nonessential engineering services projects   Leveraged technology to stay connected with clients  ACTIONSPrioritized the health and safety of employees and clientsMigrated a significant portion of employees to work remotePursued a hybrid virtual/in-person selling/delivery approach  Won a multiyear subscription for EnVision by a global energy company  Opportunity to lower costs and reduce real estate footprint   Secured three contracts with total value of $8.7M for training & staffing  POSITIVE OUTCOMES

 Industry Growth Drivers

     Utilities NEED Experienced Partners & Expert Solutions                  What’s Driving The Market  Delivering Environmental Equity   Widening skills gap and aging workforce  Awareness of the value of nuclear power as a source for carbon-free energy  Demand for carbon-free electricity    Restart of nuclear reactors post-Fukushima  Development of advanced small modular reactors  The new administration’s plans to cut carbon emissions  NEEDStaff Support  NEEDTraining Programs  NEEDOptimization Programs  NEEDEngineeringModifications    NEEDSimulationSolutions

 Investing in Environmental Equity  New Executive Actions: Clean EnergyCharged to create a carbon-free power sector by 2035 US on a path to a net-zero economy by 2050Re-establish the President’s Council of Advisors on Science and TechnologyCreation of jobs and skilled-trades to accelerate clean energy and transmission projects Plan to increase the resilience of facilities and operationsLikely phaseout and elimination of fossil fuel subsidies      GSE is positioned as an essential enabler of US decarbonization.

 Nuclear Leads the Way in Reducing CO2 Emissions  Million Metric Tons, 2019  2019 US Emissions-Free Electricity Fuel    CO2 Emissions Avoided by the US Power Industry  “Nuclear energy is America’s top source of carbon-free electricity and avoids more than 1/2 billion tons of carbon emissions each year.”  Source: Nuclear Energy Institute Inc., Nuclear By The Numbers (August 2020)

 Robust Nuclear Industry: Benefits GSE  TODAY: Global nuclear reactor installed base1: 441     Ongoing fees for maintenance, re-hosting, retuning, model upgrades, training, staffing support  NEAR TERM: Nuclear reactors under construction1: 53  LONG TERM: New nuclear capacity needed by 2050 - Harmony vision2: 1000 GW    New simulator sales + Incremental fees for maintenance, re-hosting, retuning, model upgrades, 27,000 nuclear jobs may need to be by 2023   New simulator sales+ Incremental fees for maintenance, re-hosting, retuning, model upgrades    Nuclear Units Under Construction by Country  Operable Nuclear Reactors – Top 10 Countries  Projected New Capacity (GW per Year) Required to Meet Harmony Targets3  GSE’s opportunity:  1Source: International Atomic Energy Agency - Power Reactor Information System (August 2020)2Source: World Nuclear Association (August 2017)

 US Nuclear Fleet Still has 20-40 Years  1Source: Extrapolated from The Conversation, August 2018; International Atomic Energy Agency  Number of US Nuclear Plants per Age Group1  Plants here for long-term: An average nuclear plant spans 60 years - existing fleet requires 20-40 years depending on if licenses get extended to 80 yearsGSE providesEssential services and technology to the aging US nuclear fleet to improve operations, enhance safety and extend plant lifeAdvanced solutions – helping expand into advance reactors and small modular reactors (SMR)Cross-over services that fit with natural gas/renewables, wind and solar   Years    Lifespan    The Average US Nuclear Plant is ~40 Years Old1

 Small Modular Reactors (SMR) Gain Traction in 2020  * “A promising new non-emitting technology that has the potential to produce reliable electricity in Canada, supporting the country’s transition to net-zero emissions by 2050.”  1December 2020 - Natural Resources Canada press release outlines next steps for progress on small modular reactor technology.2 www.spglobal.com/platts/en/market-insights/latest-news/electric-power/021221-montana-senate-panel-oks-study-to-convert-colstrip-coal-plant-to-nuclear3 www.eenews.net/eedaily/2021/02/08/stories/1063724579?utm_campaign=edition&utm_medium=email&utm_source=eenews%3Aeedaily  SEPT ‘20   US Nuclear Regulatory Commission approved the first SMR design by NuScale  OCT ‘20   US DOE awarded $160M to build working models of smaller scale advanced nuclear reactor designs  NOV ‘20   UK announces ten-point plan for a green industrial revolution, including supporting the UK SMR program with a £215 million investment   DEC ‘20  DOE announced $30M in initial funding under its new Advanced Reactor Demonstration Program (ARDP), selecting five teams to receive funding   DEC ‘20  Canada outlines next steps for progress on SMR technology1  FEB ‘21  Montana Senate Committee votes to pass a feasibility study for replacing coal-fired boilers at a coal plant with SMRs2  FEB ‘21  US Rep Mike Simpson calls for breaching four Snake River dams and replacing energy with sources such as SMRs3  *Photo courteous of NuScale

 Advanced GSE Solutions  OPTIMIZATION PROGRAMSIdentify problems before they start to affect outputData validation & recognition (DVR) data analysis programs quickly and improve performance with fewer Talent, products and services for a thermal performance monitoring  SMALL MODULAR REACTORS (SMR)GSE’s client NuScale, expected to have first SMR operational by 2027NuScale has invested more than $900m in SMR technology*Others are developing SMRs like Rolls-Royce Consortium Smaller, modular and quicker/easier to build, zero greenhouse emissions  INTEGRATING WITH RENEWABLESIntegrate more wind and solar onto the grid, to help ensure reliability, and safetyH2 production integration efforts with academia, partners and clients underway  *https://e360.yale.edu/features/when-it-comes-to-nuclear-power-could-smaller-be-better - SMR photo courtesy of Rolls-Royce Consortium

 Financials

 Approximate Revenue Mix (2020)      Engineering  Workforce Solutions  By Segment  By Industry      Nuclear  Other Power      North America  Europe  By Geography      Utilities  Other  By End User    Asia & Other    Non-Power / Process

 Annual Financial Highlights  Consolidated Orders (in $M)  Performance Engineering Orders (in $M)  Consolidated Orders & Revenue Trend (in $M)  Workforce Solutions Orders (in $M)          1 CAGR = Compound Annual Growth Rate2 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix

 Quarterly Financial Highlights  Consolidated Orders (in $M)  Performance Engineering Orders (in $M)  Consolidated Orders & Revenue Trend (in $M)  Workforce Solutions Orders (in $M)          1 CAGR = Compound Annual Growth Rate2 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix

 Attractive Valuation Relative to Peers  PEERS  2-3x  ~1.0x  >5x        10-12x  10-12x  >15x        1 Enterprise Value (EV); Trailing Twelve Months (TTM); normalized average historical trading multiples for peers 2EBITDA is a non-GAAP financial measure  EV/SALES (TTM)1  EV/EBITDA (TTM)1,2          Workforce Solutions  Engineering Improvement    Software

 Looking to the Future

 BOOST EFFICIENCY & PROTECT THE ENVIRONMENT    Need to support, optimize and decarbonize operations  Improve existing power generation assets  Integrate new advanced technologies  Embrace renewable energy options

 Photo courteous of NuScale    Capitalize on pent-up demand coming to market after COVID-19-driven delaysStrengthen divisional leadershipUnify engineering services under one umbrellaStreamline operations, contain costs and maximize cash flow Disciplined capital structure management and debt paydownDeliver on exciting solutions pipeline  Focus on Organic Growth & Operational Improvement

       GSE 5-Year Plan  GSE will…help customers design optimize and build zero carbon solutions like SMR’s to decarbonize the grid by 2035.Extend capabilities through a customized approach to offer true solutions and compelling value to industries we serve.  GSE will…move aggressively to address the future zero carbon solutions of advanced nuclear; hydrogen; wind; utility scale battery storage and effectively integrate with the grid.  DEEPEN  INTEGRATE  GSE will…deepen partnerships with existing utility customers.improve customer’s existing nuclear operations and extend plant lifetimes.expand to adjacent markets.build and expand talent network of skills.  OPTIMIZE    Boosting efficiency & driving to net zero carbon emissions

   Leadership with an “owner/operator” mentality Experience and skill-set to deliver operational improvementsAligned with shareholders (Insider purchase >185,000 shares on open market in H1 2020)  Investment Highlights  Four decades serving a high-barrier-to-entry market Strong, enduring relationships with blue chip power and process companies    Blue Chip Client Base   Four decades serving a high-barrier-to-entry market Strong, enduring relationships with blue chip power and process companies  Aligned, ProvenLeadership    Recognition of nuclear as a critical source of resilient baseload carbon-free energy Environmentally-friendly Biden administration--ambitious plans to cut carbon emissionsAging workforce crisis / buoyant outlook for Small Modular Reactor (“SMR”) technology  Favorable Industry Drivers    Significant discount relative to industry peersGrowing Software as a Service (“SaaS”) revenue stream (higher multiple)  Attractive Valuation    Expertise from 50+ years of serving clients in the power and process sectorsProven and differentiated technology for simulation and training solutionsDifficult-to-replicate technology and base of talented, specialized employees  Highly Specialized Platform    Focus on growth, execute on exciting solutions roadmap Streamline operations, contain costs and maximize cash flow  Solid Growth Strategy

 GSE SolutionsKyle LoudermilkPresident and CEOkyle.loudermilk@gses.com+1 410.970.7800  Connect With Us  Lytham PartnersAdam LowensteinerVice Presidentgvp@lythampartners.com+ 1 646.829.9702  www.linkedin.com/company/gse-solutions/  www.gses.com  investor@gses.com

 Appendix

 GSE Solutions Financial History1,2 and Balance Sheet Data  1 Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017 2 EBITDA, Adjusted EBITDA, Adjusted net income and adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation on pages 26 and 27 in the Appendix of this presentation.  Financial Summary1  Fiscal Year Ended            3 Months Ended    (in $ millions, except shares amounts)  2017  2018  2019  2020     Mar. 31, 2020  Mar. 31, 2021  Revenue  70.9   92.2   83.0   57.6      17.7   13.1   Gross Profit  18.5   23.1   20.3   14.8      4.1   2.9   Gross margin  26%  25%  24%  26%     23%  22%  Operating (loss) income  0.2   1.4   (7.4)  (9.5)     (6.1)  (2.2)  Operating margin  0%  1%  (9%)  (17%)     (35%)  (17%)  Net (loss) income  6.6   (0.4)  (12.1)  (10.5)     (6.3)  (2.2)  Diluted EPS  $0.33   ($0.02)  ($0.60)  ($0.52)     ($0.31)  ($0.11)  Diluted shares  19,605,427  19,704,999  20,062,021  20,439,157     20,342,933  20,628,669  EBITDA  1.5   3.7   (2.2)  (6.9)     (5.3)  (1.7)  Adjusted EBITDA  5.7   7.4   4.8   (0.3)     (0.6)  (0.8)  Adjusted net (loss) income  3.0   (3.6)  8.0   0.0      (0.9)  (1.0)  Adjusted EPS - diluted  $0.15   ($0.18)  $0.39   $0.00      ($0.04)  ($0.05)                  Balance Sheet (in $ millions)  Mar. 31, 2021              Cash and cash equivalents  3.7              Current assets  17.0              Total assets  37.0              Current liabilities  24.5              Total debt  12.6              Total stockholders' equity  9.4

 GSE EBITDA & Adjusted EBITDA Reconciliation (in $ Thousands)1  EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure (net income) in accordance with SEC Regulation G follows:  1 Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017  Adjusted EBITDA Summary  Fiscal Year Ended           3 Months Ended    (in $ thousands)  2017  2018  2019  2020     Mar. 31, 2020  Mar. 31, 2021  Net (loss) income   6,557    (354)   (12,085)   (10,537)      (6,258)   (2,205)  Interest (expense) income, net   (80)   268    988    623       241    54   (Benefit) provision for income taxes   (6,153)   1,131    5,733    355       (130)   (35)  Depreciation and amortization   1,146    2,634    3,129    2,612       853    513   EBITDA   1,470    3,679    (2,235)   (6,947)      (5,294)   (1,673)  Acquisition-related expense   473    540    744    192       181    -   Acquisition-related settlement   -    -    (2,025)   -       -    -   Bad debt related to customer bankruptcy   122    85    -    -       -    -   Change in fair value of contingent consideration   446    -    (1,200)   -       -    -   Impact of the change in fair value of derivative instruments   (99)   350    13    17       43    -   Litigation   -    -    -    477       -    -   Loss on impairment   -    -    5,597    4,302       4,302    -   Restructuring charges   778    1,269    2,478    1,297       10    808   Stock-based compensation expense   2,472    1,526    1,420    378       147    38   Adjusted EBITDA   5,662    7,449    4,792    (284)      (611)   (827)

 Adjusted Net Income & Adjusted EPS Reconciliation (In $ Thousands, except share amounts)1,2  Adjusted Net Income and adjusted earnings (loss) per share (“adjusted EPS”) are not measures of financial performance under generally accepted accounting principles (“GAAP”). Management believes adjusted net income and adjusted EPS, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:  1 Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 20172 Adjusted Net Income for prior periods does not include the impact on income tax expense of the adjustments  Adjusted Net Income (Loss) Summary  Fiscal Year Ended           3 Months Ended    (in $ thousands, except shares amounts)  2017  2018  2019  2020     Mar. 31, 2020  Mar. 31, 2021  Net (loss) income   6,557    (354)   (12,085)   (10,537)      (6,258)   (2,205)  Acquisition-related expense   473    540    744    192       181    -   Acquisition-related settlement   -    -    (2,025)   -       -    -   Amortization of intangible assets related to acquisitions   335    1,612    2,400    1,943       670    340   Bad debt related to customer bankruptcy   122    85    -    -       -    -   Change in fair value of contingent consideration   446    -    (1,200)   -       -    -   Impact of the change in fair value of derivative instruments   (99)   350    13    17       43    -   Litigation   -    -    -    477       -    -   Loss on impairment   -    -    5,597    4,302       4,302    -   Release of valuation allowance   (10,555)   (339)   6,820    1,589       -    -   Restructuring charges   778    1,269    2,478    1,297       10    808   Stock-based compensation expense   2,472    1,526    1,420    378       147    38   Tax reform impact   2,497    -    -    -       -    -   Income tax expense impact of adjustments   -    (8,251)   3,851    345       -    -   Adjusted net income (loss)   3,026    (3,562)   8,013    3       (905)   (1,019)  Earnings (loss) per share - diluted  $0.33   ($0.02)  ($0.60)  ($0.52)      (0.31)   (0.11)  Adjusted earnings (loss) per share - diluted  $0.15   ($0.18)  $0.39   $0.00       (0.04)   (0.05)  Weighted average shares outstanding - diluted   19,605,427    19,922,151    20,376,255    20,439,157       20,342,933    20,628,669